Provisions - Additional information (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of other provisions [abstract]
Discount rate used in calculation of provision	10.59%	10.03%	4.83%
Total claims and legal actions in aggregate claimed amount	$ 469	$ 391	$ 22,373
Estimate of probable loss	322	349	55
Contingent liabilities	$ 147	$ 42	$ 22